ASHLAND

With good chemistry great things happen.™

EXHIBIT 99.2
Fourth-Quarter Fiscal 2012 Earnings
October 30, 2012
® Registered trademark, Ashland or its subsidiaries, registered in various countries
™ Trademark, Ashland or its subsidiaries, registered in various countries

Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. In addition, Ashland may from time to time make forward-looking statements in its other filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect
Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt), severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K
(including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Ashland undertakes no obligation to subsequently update any forward-looking statements made in this presentation or otherwise except as required by securities or other applicable law.
Regulation G: Adjusted and Pro Forma Results
The information presented herein regarding certain unaudited adjusted and pro forma results does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Management has included this non-GAAP and pro forma information to assist in understanding the operating performance of the company and its reporting segments. The non-GAAP and pro forma information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Ashland filings with the SEC has been reconciled with reported U.S. GAAP results.

Fiscal Fourth Quarter 2012
Highlights1
• Reported EPS from continuing operations of $(3.47)
 - Adjusted EPS of $1.87 versus $1.01 in Q4 2011
• Sales of $2.1 billion
 - 3% growth when normalized for currency and divestitures
• Adjusted EBITDA of $349 million
 - 32% increase from pro forma Q4 2011
• Successfully completed debt refinancing and accounts
 receivable securitization program
 - Saves roughly $40 million of annualized interest expense
• Generated free cash flow of $154 million
1 Ashland's fourth-quarter earnings release dated Oct. 30, 2012, available on Ashland's website at
 http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP.

($ in millions, except EPS) Preliminary	Operating Income					Total		
2012	Ashland Specialty Ingredients	Ashland Water Tech-nologies	Ashand Performance Materials	Ashand Consumer Markets	Unallocated and Other	Pretax	Aftertax	Earnings per Share
In Process R&D	$ (13)					$ (13)	$ (8)	$ (0.10)
Restructuring and integration		$ (7)	$ (11)		$ (6)	(24)	(18)	(0.23)
Actuarial loss on pension and OPEB					(493)	(493)	(307)	(3.88)
Debt refinancing						(97)	(63)	(0.80)
Tax adjustments							(26)	(0.33)
Total	$ (13)	$ (7)	$ (11)		$ (499)	$ (627)	$ (422)	$ (5.34)
2011								
Severance		$ (9)	$ (1)		$ (26)	$ (36)	$ (25)	$ (0.32)
Environmental and asset impairment		(11)			(6)	(17)	(11)	(0.14)
ISP inventory step-up	$ (16)					(16)	(10)	(0.13)
Actuarial loss on pension and OPEB					(438)	(438)	(275)	(3.51)
Net loss on acquisitions/divestitures						(26)	(21)	(0.27)
Tax adjustments and discrete items							(11)	(0.14)
Total	$ (16)	$ (20)	$ (1)		$ (470)	$ (533)	$ (353)	$ (4.51)

ASHLAND

Fiscal Fourth Quarter - Continuing Operations
Key Items Affecting Income
• Intangible amortization expense in September 2012 quarter
 of $29 million
 - Excluding intangible amortization, adjusted EPS
 would have been 25 cents higher, or $2.12

($ in millions) Preliminary	Fiscal Fourth Quarter Three months ended Sept. 30,			Three months ended June 30,	
	2012	2011	Change	2012	Change
Sales	$ 2,056	$ 2,116	(3) %	$ 2,141	(4) %
Gross profit as a percent of sales	29.5 %	25.3 %	420 bp	29.3 %	20 bp
Selling, general and admin./R&D costs	$ 376	$ 389	(3) %	$ 368	2 %
Operating income	$ 246	$ 154	60 %	$ 274	(10) %
Operating income as a percent of sales	12.0 %	7.3 %	470 bp	12.8 %	(80) bp
Depreciation and amortization	$ 104	$ 110	(5) %	$ 107	(3) %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 349	$ 264	32 %	$ 381	(8) %
EBITDA as a percent of sales	17.0 %	12.5 %	450 bp	17.8 %	(80) bp

ASHLAND

Adjusted Pro Forma Results Summary1
1 Ashland's earnings releases dated Oct. 30 and July 26, 2012, available on Ashland's website at
  http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.
• Prior year includes ISP on a full-quarter, pro forma basis
• Adjusting for currency, divestitures and joint ventures, sales grew
 3% over the prior-year quarter

Rolling Four Quarters
120%
115%
110%
105%
100%
95%
90%
85%
Specialty Ingredients
Water Technologies
Performance Materials
Consumer Markets
Sep '10
Dec '10
Mar '11
Jun '11
Sept '11
Dec '11
Mar '12
Jun '12
Sept '12
Period Ended

ASHLAND

Normalized Volume Trends1
1 Excludes volumes associated with Casting Solutions and divested Pinova, Synlubes, and PVAc businesses for all periods. Includes volumes associated with ISP and Ara Quimica for all periods.

Q4 FY 2011 vs. Q4 FY 2012
Adjusted Pro Forma EBITDA Bridge
17
Q4 2011
Volume/Mix
Q4 2012
Currency
Translation
Margin
82
264
349
SG&A
Expenses
(3)
(16)
Other
5
($ millions)
Preliminary
• Improved gross margin in all four commercial units
• Stronger dollar had a $16 million negative effect on EBITDA

Liquidity		At Sept. 30, 2012
Cash	$	523
Available revolver and A/R facility capacity		955
Liquidity	$	1,478

Debt	Expiration	Interest Rate	Moody's	S&P		At Sept. 30, 2012
Term Loan A	08/2016	L+200	Baa3	BB+	$	1,425
Term Loan B	08/2018	L/Floor+275	Baa3	BB+		1,036
4.75% senior notes, par $500 million	08/2022	4.75%	Ba2	BB-		500
A/R facility drawn[1]	08/2015	L+75				300
6.5% debentures, par $282 million	06/2029	6.50%	Ba2	B+		129
9.125% senior notes[2], par $78 million	06/2017	9.125%	Baa3	BB+		76
Other debt		Various				124
Revolver drawn[3]	08/2016	L+200	Baa3	BB+		-
Total debt			Ba1/ Stable	BB/ Stable	$	3,590
Cash					$	523
Net debt (cash)					$	3,067

[1] $350 million accounts receivable securitization facility

[2] Callable June 2013

[3] $1 billion facility, including ~$95 million used for letters of credit

$158
$163
$459
$1,050
$78
$1,036
$803
'13
'14
'15
'16
'17
'18
'19 and after

ASHLAND

Liquidity and Net Debt
($ in millions)
Scheduled Debt Repayments
by Fiscal Year

($ in millions) Preliminary	Fiscal Fourth Quarter Three months ended Sept. 30,			Three months ended June 30,	
	2012	2011	Change	2012	Change
Metric tons sold (in thousands) - Actives basis	96.6	97.2	(1) %	104.3	(7) %
Sales	$ 734	$ 672	9 %	$ 793	(7) %
Gross profit as a percent of sales	34.0 %	30.7 %	330 bp	34.7 %	(70) bp
Selling, general and admin./R&D costs	$ 127	$ 119	7 %	$ 119	7 %
Operating income	$ 128	$ 88	45 %	$ 156	(18) %
Operating income as a percent of sales	17.4 %	13.1 %	430 bp	19.7 %	(230) bp
Depreciation and amortization	$ 65	$ 67	(3) %	$ 68	(4) %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 193	$ 155	25 %	$ 224	(14) %
EBITDA as a percent of sales	26.3 %	23.1 %	320 bp	28.2 %	(190) bp

ASHLAND

Ashland Specialty Ingredients
Adjusted Pro Forma Results Summary1
• Year-over-year volume declines driven by Energy and Coatings
• $6 million plant shutdown negatively affected quarter
1 Ashland's earnings releases dated Oct. 30 and July 26, 2012, available on Ashland's website at
  http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

Ashland Specialty Ingredients
Adjusted Pro Forma EBITDA Bridge
Q4 2011
Volume/
Mix
Q4 2012
Currency
Translation
Margin
SG&A
Expenses
Q4 FY 2011 versus Q4 FY 2012
22
(16)
38
193
• Improved business mix, more than offset volume declines
• Pricing efforts continue to cover raw material cost increases
($ millions)
Preliminary
155
Other
(11)
5

• Guar destocking has continued
 - Will likely remain soft until January
• Dynamics differ by end-product
 - Higher technology “derivatized guars” doing well
 - Large price/volume declines in more commoditized “straight guar”
• Price remains highly volatile in straight guar
 - Potential $15 to $25 million loss if current conditions persist
Ashland Specialty Ingredients
Guar

• Expect strong performance in other parts of the
 business
 - Pharmaceutical, Personal Care and Coatings
• New products and technologies continue to gain
 share
 - New products represented 21% of sales for fiscal 2012
• Significant capital investment expected over next
 several years
 - High overall returns on investment
Ashland Specialty Ingredients
Business Outlook

($ in millions) Preliminary	Fiscal Fourth Quarter Three months ended Sept. 30, 2012	2011	Change	Three months ended June 30, 2012	Change
Sales	$ 431	$ 491	(12) %	$ 427	1 %
Gross profit as a percent of sales	32.3 %	31.4 %	90 bp	32.1 %	20 bp
Selling, general and admin./R&D costs	$ 126	$ 125	1 %	$ 119	6 %
Operating income	$ 15	$ 30	(50) %	$ 19	(21) %
Operating income as a percent of sales	3.5 %	6.1 %	(260) bp	4.4 %	(90) bp
Depreciation and amortization	$ 18	$ 20	(10) %	$ 18	- %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 33	$ 50	(34) %	$ 37	(11) %
EBITDA as a percent of sales	7.7 %	10.2 %	(250) bp	8.7 %	(100) bp

ASHLAND

Ashland Water Technologies
Adjusted Results Summary1
• Normalized for currency and adjusted for divestitures,
 sales were down 4% from the year-ago quarter
1 Ashland's earnings releases dated Oct. 30 and July 26, 2012, available on Ashland's website at
  http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

Q4 2011
Volume/
Mix
Q4 2012
Currency
Translation
Margin
SG&A
Expenses
Q4 FY 2011 versus Q4 FY 2012
50
(7)
1
(4)
1
Other
(8)
33
• Volumes down approximately 4%, excluding divestitures
• Currency translation had materially negative effect
($ millions)
Preliminary
Ashland Water Technologies
Adjusted EBITDA Bridge

• Business has underperformed versus our
 expectations
 - Sales and GP% have stabilized last three quarters
• Results should improve and we are focused
 on sales growth and improving market penetration
• John Panichella, as Group Operating Officer,
 will be responsible for Specialty Ingredients and
 Water Technologies
 - Search for Water Technologies President has begun
Ashland Water Technologies
Business Update

• Improve execution and overall accountability
• Implement more disciplined approach to SG&A
 - Tightly control our costs
 - Improve sales efficiency
• Tighter control over pricing and contract management
Ashland Water Technologies
Strategic Actions

($ in millions) Preliminary	Fiscal Fourth Quarter Three months ended Sept. 30,			Three months ended June 30,	
	2012	2011	Change	2012	Change
Metric tons sold (in thousands)	132.6	148.3	(11) %	133.4	(1) %
Sales	$ 369	$ 436	(15) %	$ 404	(9) %
Gross profit as a percent of sales	16.3 %	13.3 %	300 bp	18.1 %	(180) bp
Selling, general and admin./R&D costs	$ 44	$ 40	10 %	$ 44	- %
Operating income	$ 19	$ 19	- %	$ 37	(49) %
Operating income as a percent of sales	5.1 %	4.4 %	70 bp	9.2 %	(410) bp
Depreciation and amortization	$ 12	$ 12	- %	$ 12	- %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 31	$ 31	- %	$ 49	(37) %
EBITDA as a percent of sales	8.4 %	7.1 %	130 bp	12.1 %	(370) bp

ASHLAND

Ashland Performance Materials
Adjusted Pro Forma Results Summary1
• Excluding Casting Solutions and divested PVAc business, volumes up 4% versus Q4 2011
• Sequential decline in GP% primarily due to butadiene
1 Ashland's earnings releases dated Oct. 30 and July 26, 2012, available on Ashland's website at
  http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

Ashland Performance Materials
Adjusted Pro Forma EBITDA Bridge
Q4 2011
Volume/
Mix
Q42012
Currency
Translation
Margin
SG&A
Expenses
Q4 FY 2011 versus Q4 FY 2012
0
9
(2)
Other
(7)
31
• Negative mix offset normalized volume gains
• Increased margins in Adhesives and Composites
• Effects of ASK Chemicals joint venture and divested PVAc
 business captured in Other
31
($ millions)
Preliminary
0

($ in millions) Preliminary	Fiscal Fourth Quarter Three months ended Sept. 30, 2012	2011	Change	Three months ended June 30, 2012	Change
Lubricant gallons (in millions)	40.5	41.5	(2) %	40.8	(1) %
Sales	$ 522	$ 517	1 %	$ 517	1 %
Gross profit as a percent of sales	29.7 %	23.0 %	670 bp	26.8 %	290 bp
Selling, general and admin./R&D costs	$ 87	$ 94	(7) %	$ 86	1 %
Operating income	$ 74	$ 29	155 %	$ 59	25 %
Operating income as a percent of sales	14.2 %	5.6 %	860 bp	11.4 %	280 bp
Depreciation and amortization	$ 9	$ 10	(10) %	$ 9	- %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 83	$ 39	113 %	$ 68	22 %
EBITDA as a percent of sales	15.9 %	7.5 %	840 bp	13.2 %	270 bp

ASHLAND

Ashland Consumer Markets
Adjusted Results Summary1
• Stable volumes sequentially despite normal seasonal downturn
• Recent raw material cost declines have led to more normalized margins
1 Ashland's earnings releases dated Oct. 30 and July 26, 2012, available on Ashland's website at
  http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

Ashland Consumer Markets
Adjusted EBITDA Bridge
• Stronger business mix offset small volume declines
• Margin expansion driven by lower raw material costs
Q4 2011
Volume/
Mix
Q4 2012
Currency
Translation
Margin
SG&A
Expenses
Q4 FY 2011 versus Q4 FY 2012
Other
($ millions)
Preliminary
34
(1)
2
7
83
39
2

Pension and OPEB
• Ashland recognizes actuarial gains and losses in
 the year they occur
• Asset returns exceeded expectations, but discount
 rates fell over 100 basis points
 - Led to $493 million corporate charge
• 2013 expectations
 - Pension/OPEB income of $30 million versus
 expense of $7 million in 2012
 - Pension cash funding of $110 million, $60 million
 below fiscal 2012

Fiscal Fourth Quarter 2012
Corporate Items
• Capital expenditures of $134 million
• Net interest expense of $54 million after adjusting for
 refinancing related costs
 - Unusually low interest income during the quarter
• Effective tax rate of 21%
 - Excludes key items
 - Brings fiscal 2012 to 26%,
 • 2013 expectations of 26% - 28%
• Free cash flow1 generation of $154 million
1 See Table 6 of the Q4 2012 earnings release for U.S. GAAP reconciliations.

Fiscal Fourth Quarter 2012
Performance Summary
• Solid performance versus the prior year but did have
 areas of softness sequentially
• As compared with pro forma September 2011 quarter
 - Normalized volumes down 1%
 - Sales of $2.1 billion
 - EBITDA of $349 million, up 32%
• EBITDA margin of approximately 17%
• Free cash flow generation of $154 million

Fiscal 2012 Accomplishments
• Adjusted EPS of $6.62
 - 70% increase from fiscal 2011
• Grew pro forma EBITDA 17% versus fiscal 2011
 - Good growth in Specialty Ingredients, Performance
 Materials and Consumer Markets
• Attained $75 million in savings through corporate
 cost reduction program
• Completed commercial integration of ISP
• Significantly improved capital structure

Near-Term Outlook
• Demand trends generally holding
 - Guar trends still developing
• Regional performance still mixed
 - Continued growth in North America
 - Europe and Asia remain soft

Fiscal 2013 Objectives
• Expand sales and contain costs
 - Improve performance in Water Technologies
 - Focus growth capital in Specialty Ingredients
 - Achieve sales gains in Consumer Markets and
 Performance Materials
• Complete remaining $15 million in ISP cost synergies
• Achieve significant increases in free cash flow

ASHLAND®

With good chemistry great things happen.™

ASHLAND.

Appendix A:
Business Profiles
12 Months Ended Sept. 30, 2012

Corporate Profile
By commercial unit
By geography
1 For 12 months ended Sept. 30, 2012
2 Ashland includes only U.S. and Canada in its North America designation
North
America2
53%
Asia Pacific
13%
Latin
America/
Other - 7%
Europe
27%
Ashland
Specialty
Ingredients
35%
Ashland
Water
Technologies
21%
Ashland
Performance
Materials
19%
Ashland
Consumer
Markets
25%
Sales1 - $8.2 Billion

Corporate Profile
1 For fiscal year ended Sept. 30, 2012. See Appendix B for reconciliation to amounts reported under GAAP.
NYSE Ticker Symbol:	ASH
Total Employees:	~15,000
Outside North America:	~40%
Number of Countries in Which Ashland Has Sales:	More than 100
Ashland
Specialty
Ingredients
57%
Ashland
Water
Technologies
11%
Ashland
Performance
Materials - 12%
Ashland
Consumer
Markets
20%
Adjusted EBITDA1 - $1.4 Billion

Actives - 5%
Vinyl Ethers 5%
Biocides - 4%

Latin America/ Other - 9%

ASHLAND

Ashland Specialty Ingredients
A global leader in water-soluble and film-forming polymers

1 See Appendix B for reconciliation to amounts reported under GAAP.
Fiscal Year Ended Sept. 30, 2012
Sales: $2.9 billion
Adjusted EBITDA: $763 million1
Adjusted EBITDA Margin: 26.5%1
Sales
by Product
Cellulosics
31%
PVP
15%
Solvents/
Intermediates
18%
Pharma/
Nutrition
18%
Personal
Care
21%
Specialty
Performance
25%
North America
37%
Asia
Pacific
17%
Europe
37%
Coatings
13%
Industrial
23%
Guar - 12%
Other
10%
Sales
by Geography
Sales
by Market

Ashland Water Technologies
Providing specialty chemicals and services to water-intensive industries
Sales
by Geography
Fiscal Year Ended Sept. 30, 2012
Sales: $1.7 billion
Adjusted EBITDA: $149 million1
Adjusted EBITDA Margin: 8.6%1
Sales
by Product
Process
27%
Utility
29%
Functional
44%
Municipal - 9%
Paper
58%
Industrial2
33%
Sales
by Market
North America
45%
Europe
34%
Latin America/
Other - 9%
1  See Appendix B for reconciliation to amounts reported under GAAP.
2  Includes Pulp markets.

Ashland Performance Materials
Global leader in composite resins, specialty adhesives and elastomers
Sales
by Geography2
Fiscal Year Ended Sept. 30, 2012
Sales: $1.6 billion
Adjusted EBITDA1: $159 million
Adjusted EBITDA Margin1: 10.2%
Sales
by Product2
Composites
54%
Adhesives
21%
Elastomers
25%
Construction:
Residential
14%
Marine
9%
Pkg. &
Converting
15%
Construction:
Industrial
28%
Sales
by Market2
North America
70%
Asia Pacific - 8%
Europe
18%
Latin
America/
Other
4%
Transportation
28%
1  See Appendix B for reconciliation to amounts reported under GAAP.
2  Excludes sales from Casting Solutions.

Ashland Consumer Markets: A leading worldwide
marketer of premium-branded automotive lubricants and chemicals
International Sales
by Region2
Fiscal Year Ended Sept. 30, 2012
Sales: $2.0 billion
EBITDA: $272 million1
EBITDA Margin: 13.4%1
Sales
by Product
Lubricants
85%
Chemicals - 8%
Do-It-
Yourself
32%
DIFM:
Valvoline
Instant Oil
Change
15%
DIFM: Installer
Channel
21%
Valvoline
International
32%
Sales
by Market
Asia Pacific
ex Australia
32%
Europe
27%
Latin America/
Other - 16%
Antifreeze
 5%
Filters
2%
Australia
25%
1  See Appendix B for reconciliation to amounts reported under GAAP.
2  Includes nonconsolidated joint ventures.

Appendix B: Reclassifications
and Regulation G Reconciliations

Sales	Q4 12	Q3 12	Q2 12	Q1 12	Total
Specialty Ingredients	734	793	723	628	2,878
Water Technologies	431	427	428	449	1,735
Performance Materials	369	404	408	378	1,559
Consumer Markets	522	517	520	475	2,034
Total	2,056	2,141	2,079	1,930	8,206

Adjusted EBITDA[1]	Q4 12	Q3 12	Q2 12	Q1 12	Total	Adjusted EBITDA Margin
Specialty Ingredients	193	224	186	160	763	26.5%
Water Technologies	33	37	39	40	149	8.6%
Performance Materials	31	49	35	45	159	10.2%
Consumer Markets	83	68	66	56	272	13.4%
Unallocated	9	3	3	-	16	
Total	349	381	329	301	1,359	

ASHLAND

Ashland Inc. and Consolidated Subsidiaries
Reconciliation of Non-GAAP Data
for Fiscal Year Ended Sept. 30, 2012
($ millions, except percentages)
1 Calculation of adjusted EBITDA for each quarter has been reconciled within each quarterly earnings release filed with the
 SEC and posted on Ashland's website. Total Adjusted EBITDA may not sum to actual results due to quarterly rounding conventions.